Exhibit 99.1

Investors May Contact:
Ryan Marsh
Treasurer
(770) 418-8211
investor@asburyauto.com

Reporters May Contact: Joseph Gavin RF|Binder Partners (212) 994-7525 joseph.gavin@RFBinder.com

Asbury Automotive Group Reports Third Quarter Financial Results

Third Quarter Diluted EPS from Continuing Operations of $0.29, Up 38% from a Year Ago

Third Quarter Results Include a 2 Cents Per Share Charge for Non-Core Items

Management Actions to Align Cost Structure Continue to Gain Traction

Maintains Strong Cash Position, Total Available Liquidity over $200 Million

Duluth, GA, October 29, 2009 – Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported strengthening financial results for the third quarter ended September 30, 2009.

Income from continuing operations for the third quarter was $9.5 million, or $0.29 per diluted share, up 38% from $6.9 million, or $0.21 per diluted share, in the corresponding period last year. Non-core items, as disclosed in the attached tables, reduced earnings by $0.02 per diluted share in the third quarter of 2009 and by $0.03 per diluted share in last year’s third quarter. Net income for the third quarter of 2009 totaled $7.4 million, or $0.22 per diluted share, compared with $5.5 million, or $0.17 per diluted share, a year ago.

Third quarter 2009 revenues totaled $983 million, compared to $1.1 billion a year ago, driven primarily by lower new vehicle sales. This 12% drop in revenues was more than offset by Asbury’s rapid response in aligning its cost structure and new vehicle inventory to the current sales pace, resulting in a 38% increase in earnings per diluted share from continuing operations.

For the first nine months of 2009, income from continuing operations was $16.7 million, or $0.51 per diluted share, compared with $27.3 million, or $0.85 per diluted share, in the corresponding period last year. Non-core items, as disclosed in the attached tables, reduced earnings by $0.05 per diluted share in the first nine months of 2009, and by $0.08 per diluted share in the nine-month period a year ago.

“We are pleased to report earnings increases for the third quarter – both year-over-year and sequentially – reflecting what we believe are the temporary benefits of the government’s ‘Cash for Clunkers’ program, as well as the Company’s capitalizing on the dramatic expense reductions we’ve achieved over the past year,” said Charles R. Oglesby, Asbury’s President and CEO. “Cash for Clunkers clearly boosted new vehicle sales while reducing our new light vehicle inventories to the lowest levels in the Company’s history – only 46 days’ sales as of September

30th. The tighter supplies helped strengthen our new vehicle gross margins and reduced our floor plan interest expense.”

Craig T. Monaghan, Asbury’s Senior Vice President and Chief Financial Officer, said, “Over the past year, we have moved aggressively to better align our expense structure with an extremely challenging automotive retail environment. We have relocated Asbury’s headquarters from New York to Georgia, reduced our corporate staff, eliminated an entire layer of regional management teams, and implemented sweeping store-level productivity initiatives. In total, these programs, together with our variable cost structure, have delivered over $100 million in SG&A expense reductions over the past twelve months. In addition, we continue to make good progress on a number of ongoing investments in our infrastructure that we expect will drive further cost savings and productivity improvements in the near future.”

The Company’s financial position continues to improve, with total available liquidity on September 30th of approximately $205 million, including $34 million of cash and credit facility borrowing availability of $171 million. Over the last twelve months, Asbury has paid down $75 million of its non-floor plan debt, which represents a 12% reduction, and has no significant debt maturities scheduled until 2012.

Mr. Oglesby said, “We are pleased that the Board of Directors has reaffirmed its authorization for the Company to repurchase outstanding debt securities and expanded the authorization, which currently stands at $30 million, to include purchases of properties that we are currently leasing. Based on the Company’s improved financial position as of September 30, 2009, we believe that we have sufficient liquidity to fund our operations and capitalize on opportunities to enhance investor returns.”

Mr. Oglesby concluded, “With the restructuring and efficiency gains we have achieved, we believe we have the operational and financial flexibility to remain solidly profitable even if the industry sales environment does not improve significantly in the near term. We are now better positioned than ever before to leverage our strong dealership portfolio and streamlined organizational structure as auto sales begin to recover.”

Asbury will host a conference call to discuss its third quarter results this morning at 10:00 a.m. Eastern Time. The call will be simulcast live on the Internet and can be accessed by logging onto http://www.asburyauto.com or http://www.ccbn.com. In addition, a live audio of the call will be accessible to the public by calling (800) 817-8874 (domestic), or (719) 325-2430 (international); passcode - 5748513. Callers should dial in approximately 5 to 10 minutes before the call begins.

About Asbury Automotive Group

Asbury Automotive Group, Inc. (“Asbury”), headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automobile retailers in the U.S. Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 81 retail auto stores, encompassing 106 franchises for the sale and servicing of 37 different brands of American, European and Asian automobiles. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical facts, and may include statements relating to goals, plans, market conditions and projections regarding Asbury’s financial position, liquidity, results of operations, market position and dealership portfolio, the benefits of its restructuring program and other initiatives and future business strategy. These statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury’s relationships with, and financial stability of, vehicle manufacturers and other suppliers, risks associated with Asbury’s indebtedness (including available borrowing capacity, interest rate exposure, and compliance with its financial covenants), Asbury’s relationship with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation and Asbury’s ability to execute its restructuring programs and other initiatives and other operational strategies, Asbury’s ability to leverage gains from its dealership portfolio, and Asbury’s ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury’s plans for future operations will be successfully implemented or that they will prove to be commercially successful.

These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury’s filings with the Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement.

ASBURY AUTOMOTIVE GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME

(In millions, except per share data)

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2009	2008	2009	2008

REVENUES:
New vehicle	$560.5	$673.4	$1,495.4	$2,077.6
Used vehicle	243.4	248.8	679.8	825.1
Parts and service	152.8	165.3	467.3	495.3
Finance and insurance, net	26.3	31.9	68.9	104.2

Total revenues	983.0	1,119.4	2,711.4	3,502.2

COST OF SALES:
New vehicle	520.4	626.5	1,395.2	1,936.7
Used vehicle	224.0	228.0	621.6	753.1
Parts and service	75.9	82.2	236.2	244.8

Total cost of sales	820.3	936.7	2,253.0	2,934.6

GROSS PROFIT	162.7	182.7	458.4	567.6

OPERATING EXPENSES:
Selling, general and administrative	129.4	147.3	374.0	453.1
Depreciation and amortization	5.6	6.0	17.3	16.3
Other operating (income) expense, net	(0.2)	(0.1)	(1.0)	1.6

Income from operations	27.9	29.5	68.1	96.6

OTHER INCOME (EXPENSE):
Floor plan interest expense	(4.2)	(6.9)	(13.6)	(22.5)
Other interest expense	(9.4)	(10.8)	(28.0)	(28.9)
Convertible debt discount amortization	(0.5)	(0.8)	(1.4)	(2.4)
Interest income	—	0.1	0.1	1.4
Loss on extinguishment of long-term debt	—	(1.7)	—	(1.7)

Total other expense, net	(14.1)	(20.1)	(42.9)	(54.1)

Income before income taxes	13.8	9.4	25.2	42.5

INCOME TAX EXPENSE	4.3	2.5	8.5	15.2

INCOME FROM CONTINUING OPERATIONS	9.5	6.9	16.7	27.3

DISCONTINUED OPERATIONS, net of tax	(2.1)	(1.4)	(3.5)	(1.3)

NET INCOME	$7.4	$5.5	$13.2	$26.0

EARNINGS (LOSS) PER COMMON SHARE:
BASIC -
Continuing operations	$0.30	$0.22	$0.52	$0.86
Discontinued operations	(0.07)	(0.05)	(0.11)	(0.04)

Net income	$0.23	$0.17	$0.41	$0.82

DILUTED -
Continuing operations	$0.29	$0.21	$0.51	$0.85
Discontinued operations	(0.07)	(0.04)	(0.11)	(0.05)

Net income	$0.22	$0.17	$0.40	$0.80

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	32.0	31.7	31.9	31.8

Diluted	33.1	32.1	33.0	32.3

ASBURY AUTOMOTIVE GROUP, INC.

SELECTED DATA

(Dollars in millions, except per vehicle data)

(Unaudited)

	As Reported for the Three Months Ended September 30,		Increase (Decrease)	% Change
	2009	2008
REVENUE:
New light vehicles	$527.6	$622.2	$(94.6)	(15)%
New heavy trucks	32.9	51.2	(18.3)	(36)%

Total new vehicle	560.5	673.4	(112.9)	(17)%
Used retail	192.6	189.5	3.1	2%
Used wholesale	50.8	59.3	(8.5)	(14)%

Total used vehicle	243.4	248.8	(5.4)	(2)%
Parts and service	152.8	165.3	(12.5)	(8)%
Finance and insurance, net	26.3	31.9	(5.6)	(18)%

Total revenue	$983.0	$1,119.4	$(136.4)	(12)%

GROSS PROFIT
New light vehicles	$38.9	$44.9	$(6.0)	(13)%
New heavy trucks	1.2	2.0	(0.8)	(40)%

Total new	40.1	46.9	(6.8)	(14)%
Used retail	21.0	22.1	(1.1)	(5)%
Used wholesale	(1.6)	(1.3)	(0.3)	(23)%

Total used vehicle	19.4	20.8	(1.4)	(7)%
Parts and service	76.9	83.1	(6.2)	(7)%
Finance and insurance, net	26.3	31.9	(5.6)	(18)%

Total gross profit	$162.7	$182.7	$(20.0)	(11)%

VEHICLES SOLD:
New light retail vehicles	18,305	20,466	(2,161)	(11)%
New fleet vehicles	245	633	(388)	(61)%

Total light vehicles	18,550	21,099	(2,549)	(12)%
New heavy trucks	542	798	(256)	(32)%

Total new vehicle	19,092	21,897	(2,805)	(13)%

Used retail units	10,513	10,954	(441)	(4)%

REVENUE PER VEHICLE SOLD:
New light vehicles	$28,442	$29,490	$(1,048)	(4)%
New heavy trucks	60,701	64,160	(3,459)	(5)%
Used retail	18,320	17,300	1,020	6%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$2,097	$2,128	$(31)	(1)%
New heavy trucks	2,214	2,506	(292)	(12)%
Used retail	1,998	2,018	(20)	(1)%
Finance and insurance, net	888	971	(83)	(9)%

GROSS PROFIT MARGIN:
New light vehicles	7.4%	7.2%	0.2%	3%
New heavy trucks	3.6%	3.9%	(0.3)%	(8)%
Used retail	10.9%	11.7%	(0.8)%	(7)%
Parts and service	50.3%	50.3%	—%	—%

Total	16.6%	16.3%	0.3%	2%

	As Reported for the Three Months Ended September 30,		Increase (Decrease)	% Change
	2009	2008
REVENUE MIX PERCENTAGES:
New light vehicles	53.7%	55.6%
New heavy trucks	3.3%	4.6%
Used retail	19.6%	16.9%
Used wholesale	5.2%	5.3%
Parts and service	15.5%	14.8%
Finance and insurance, net	2.7%	2.8%

Total revenue	100.0%	100.0%

GROSS PROFIT MIX PERCENTAGES:
New light vehicles	23.9%	24.6%
New heavy trucks	0.7%	1.1%
Used retail	12.9%	12.0%
Used wholesale	(1.0)%	(0.7)%
Parts and service	47.3%	45.5%
Finance and insurance, net	16.2%	17.5%

Total gross profit	100.0%	100.0%

SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	79.5%	80.6%	(1.1)	(1)%

	Same Store for the Three Months Ended September 30,		Increase (Decrease)	% Change
	2009	2008
REVENUE:
New light vehicles	$527.6	$622.2	$(94.6)	(15)%
New heavy trucks	32.9	51.2	(18.3)	(36)%

Total new vehicle	560.5	673.4	(112.9)	(17)%
Used retail	192.6	189.5	3.1	2%
Used wholesale	50.8	59.3	(8.5)	(14)%

Total used vehicle	243.4	248.8	(5.4)	(2)%
Parts and service	152.8	165.3	(12.5)	(8)%
Finance and insurance, net	26.3	31.9	(5.6)	(18)%

Total revenue	$983.0	$1,119.4	$(136.4)	(12)%

GROSS PROFIT
New light vehicles	$38.9	$44.9	$(6.0)	(13)%
New heavy trucks	1.2	2.0	(0.8)	(40)%

Total new	40.1	46.9	(6.8)	(14)%
Used retail	21.0	22.1	(1.1)	(5)%
Used wholesale	(1.6)	(1.3)	(0.3)	(23)%

Total used vehicle	19.4	20.8	(1.4)	(7)%
Parts and service	76.9	83.1	(6.2)	(7)%
Finance and insurance, net	26.3	31.9	(5.6)	(18)%

Total gross profit	$162.7	$182.7	$(20.0)	(11)%

VEHICLES SOLD:
New light retail vehicles	18,305	20,466	(2,161)	(11)%
New fleet vehicles	245	633	(388)	(61)%

Total light vehicles	18,550	21,099	(2,549)	(12)%
New heavy trucks	542	798	(256)	(32)%

Total new vehicle	19,092	21,897	(2,805)	(13)%

Used retail units	10,513	10,954	(441)	(4)%

	Same Store for the Three Months Ended September 30,		Increase (Decrease)	% Change
	2009	2008
REVENUE PER VEHICLE SOLD:
New light vehicles	$28,442	$29,490	$(1,048)	(4)%
New heavy trucks	60,701	64,160	(3,459)	(5)%
Used retail	18,320	17,300	1,020	6%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$2,097	$2,128	$(31)	(1)%
New heavy trucks	2,214	2,506	(292)	(12)%
Used retail	1,998	2,018	(20)	(1)%
Finance and insurance, net	888	971	(83)	(9)%

GROSS PROFIT MARGIN:
New light vehicles	7.4%	7.2%	0.2%	3%
New heavy trucks	3.6%	3.9%	(0.3)%	(8)%
Used retail	10.9%	11.7%	(0.8)%	(7)%
Parts and service	50.3%	50.3%	—%	—%

Total	16.6%	16.3%	0.3%	2%

REVENUE MIX PERCENTAGES:
New light vehicles	53.7%	55.6%
New heavy trucks	3.3%	4.6%
Used retail	19.6%	16.9%
Used wholesale	5.2%	5.3%
Parts and service	15.5%	14.8%
Finance and insurance, net	2.7%	2.8%

Total revenue	100.0%	100.0%

Gross profit mix percentages:
New light vehicles	23.9%	24.6%
New heavy trucks	0.7%	1.1%
Used retail	12.9%	12.0%
Used wholesale	(1.0)%	(0.7)%
Parts and service	47.3%	45.5%
Finance and insurance, net	16.2%	17.5%

Total gross profit	100.0%	100.0%

SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	79.5%	80.6%	(1.1)	(1)%

ASBURY AUTOMOTIVE GROUP, INC.

SELECTED DATA

(Dollars in millions, except per vehicle data)

(Unaudited)

	As Reported for the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2009	2008
REVENUE:
New light vehicles	$1,391.4	$1,942.2	$(550.8)	(28)%
New heavy trucks	104.0	135.4	(31.4)	(23)%

Total new vehicle	1,495.4	2,077.6	(582.2)	(28)%
Used retail	547.5	634.5	(87.0)	(14)%
Used wholesale	132.3	190.6	(58.3)	(31)%

Total used vehicle	679.8	825.1	(145.3)	(18)%
Parts and service	467.3	495.3	(28.0)	(6)%
Finance and insurance, net	68.9	104.2	(35.3)	(34)%

Total revenue	$2,711.4	$3,502.2	$(790.8)	(23)%

GROSS PROFIT
New light vehicles	$96.0	$135.2	$(39.2)	(29)%
New heavy trucks	4.2	5.7	(1.5)	(26)%

Total new	100.2	140.9	(40.7)	(29)%
Used retail	59.9	73.9	(14.0)	(19)%
Used wholesale	(1.7)	(1.9)	0.2	11%

Total used vehicle	58.2	72.0	(13.8)	(19)%
Parts and service	231.1	250.5	(19.4)	(8)%
Finance and insurance, net	68.9	104.2	(35.3)	(34)%

Total gross profit	$458.4	$567.6	$(109.2)	(19)%

VEHICLES SOLD:
New light retail vehicles	46,645	63,944	(17,299)	(27)%
New fleet vehicles	1,445	2,651	(1,206)	(45)%

Total light vehicles	48,090	66,595	(18,505)	(28)%
New heavy trucks	1,634	2,103	(469)	(22)%

Total new vehicle	49,724	68,698	(18,974)	(28)%

Used retail units	30,446	35,988	(5,542)	(15)%

REVENUE PER VEHICLE SOLD:
New light vehicles	$28,933	$29,164	$(231)	(1)%
New heavy trucks	63,647	64,384	(737)	(1)%
Used retail	17,983	17,631	352	2%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$1,996	$2,030	$(34)	(2)%
New heavy trucks	2,570	2,710	(140)	(5)%
Used retail	1,967	2,053	(86)	(4)%
Finance and insurance, net	859	995	(136)	(14)%

GROSS PROFIT MARGIN:
New light vehicles	6.9%	7.0%	(0.1)%	(1)%
New heavy trucks	4.0%	4.2%	(0.2)%	(5)%
Used retail	10.9%	11.6%	(0.7)%	(6)%
Parts and service	49.5%	50.6%	(1.1)%	(2)%

Total	16.9%	16.2%	0.7%	4%

	As Reported for the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2009	2008

REVENUE MIX PERCENTAGES:
New light vehicles	51.3%	55.5%
New heavy trucks	3.8%	3.9%
Used retail	20.3%	18.1%
Used wholesale	4.9%	5.4%
Parts and service	17.2%	14.1%
Finance and insurance, net	2.5%	3.0%

Total revenue	100.0%	100.0%

GROSS PROFIT MIX PERCENTAGES:
New light vehicles	20.9%	23.8%
New heavy trucks	0.9%	1.0%
Used retail	13.2%	13.0%
Used wholesale	(0.4)%	(0.3)%
Parts and service	50.4%	44.1%
Finance and insurance, net	15.0%	18.4%

Total gross profit	100.0%	100.0%

SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	81.6%	79.8%	1.8	2%

	Same Store for the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2009	2008
REVENUE:
New light vehicles	$1,385.4	$1,942.2	$(556.8)	(29)%
New heavy trucks	104.0	135.4	(31.4)	(23)%

Total new vehicle	1,489.4	2,077.6	(588.2)	(28)%
Used retail	545.5	634.5	(89.0)	(14)%
Used wholesale	131.6	190.6	(59.0)	(31)%

Total used vehicle	677.1	825.1	(148.0)	(18)%
Parts and service	465.0	495.3	(30.3)	(6)%
Finance and insurance, net	68.6	104.2	(35.6)	(34)%

Total revenue	$2,700.1	$3,502.2	$(802.1)	(23)%

GROSS PROFIT
New light vehicles	$95.6	$135.2	$(39.6)	(29)%
New heavy trucks	4.2	5.7	(1.5)	(26)%

Total new	99.8	140.9	(41.1)	(29)%
Used retail	59.8	73.9	(14.1)	(19)%
Used wholesale	(1.7)	(1.9)	0.2	11%

Total used vehicle	58.1	72.0	(13.9)	(19)%
Parts and service	230.0	250.5	(20.5)	(8)%
Finance and insurance, net	68.6	104.2	(35.6)	(34)%

Total gross profit	$456.5	$567.6	$(111.1)	(20)%

VEHICLES SOLD:
New light retail vehicles	46,394	63,944	(17,550)	(27)%
New fleet vehicles	1,445	2,651	(1,206)	(45)%

Total light vehicles	47,839	66,595	(18,756)	(28)%
New heavy trucks	1,634	2,103	(469)	(22)%

Total new vehicle	49,473	68,698	(19,225)	(28)%

Used retail units	30,313	35,988	(5,675)	(16)%

	Same Store for the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2009	2008
REVENUE PER VEHICLE SOLD:
New light vehicles	$28,960	$29,164	$(204)	(1)%
New heavy trucks	63,647	64,384	(737)	(1)%
Used retail	17,996	17,631	365	2%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$1,998	$2,030	$(32)	(2)%
New heavy trucks	2,570	2,710	(140)	(5)%
Used retail	1,973	2,053	(80)	(4)%
Finance and insurance, net	860	995	(135)	(14)%

GROSS PROFIT MARGIN:
New light vehicles	6.9%	7.0%	(0.1)%	(1)%
New heavy trucks	4.0%	4.2%	(0.2)%	(5)%
Used retail	11.0%	11.6%	(0.6)%	(5)%
Parts and service	49.5%	50.6%	(1.1)%	(2)%

Total	16.9%	16.2%	0.7%	4%

REVENUE MIX PERCENTAGES:
New light vehicles	51.3%	55.5%
New heavy trucks	3.9%	3.9%
Used retail	20.2%	18.1%
Used wholesale	4.9%	5.4%
Parts and service	17.2%	14.1%
Finance and insurance, net	2.5%	3.0%

Total revenue	100.0%	100.0%

Gross profit mix percentages:
New light vehicles	20.9%	23.8%
New heavy trucks	0.9%	1.0%
Used retail	13.2%	13.0%
Used wholesale	(0.4)%	(0.3)%
Parts and service	50.4%	44.1%
Finance and insurance, net	15.0%	18.4%

Total gross profit	100.0%	100.0%

SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	81.9%	79.8%	2.1	3%

ASBURY AUTOMOTIVE GROUP, INC.

Selected Balance Sheet Data

(In millions)

(Unaudited)

	September 30, 2009	December 31, 2008	Increase (Decrease)	% Change

Selected Balance Sheet Data
Cash and cash equivalents	$33.7	$91.6	$(57.9)	(63)%
New vehicle inventory	308.6	562.2	(253.6)	(45)%
Used vehicle inventory	76.5	59.9	16.6	28%
Parts inventory	41.2	44.5	(3.3)	(7)%
Total current assets	700.6	1,019.7	(319.1)	(31)%
Floor plan notes payable	310.4	612.8	(302.4)	(49)%
Total current liabilities	478.1	854.5	(376.4)	(44)%

CAPITALIZATION:
Long-term debt (including current portion)	$528.8	$599.7	$(70.9)	(12)%
Shareholders’ equity	241.0	226.6	14.4	6%

Total	$769.8	$826.3	$(56.5)	(7)%

Brand Mix - New Light Vehicle by Revenue

	For the Nine Months Ended September 30,
	2009	2008

Luxury
BMW	7%	8%
Mercedes-Benz	6%	7%
Lexus	6%	7%
Acura	4%	5%
Infiniti	4%	5%
Other luxury	5%	4%

Total luxury	32%	36%

Mid-Line Imports:
Honda	29%	27%
Toyota	11%	10%
Nissan	13%	13%
Other imports	2%	2%

Total imports	55%	52%

Mid-Line Domestic:
Ford	7%	5%
General motors	2%	3%
Chrysler	3%	3%

Total domestic	12%	11%

Value	1%	1%

Total Light Vehicles	100%	100%

Asbury Automotive Group, Inc.

Supplemental Disclosures

(Dollars in millions, except per share data)

(Unaudited)

Our operations during the first nine months of 2009 and 2008 were impacted by certain items that are not core dealership operating items, which we believe are important to highlight when reviewing our results and should not be considered when forecasting our future results.

The non-core items shown in the table below, which are components of our GAAP results, include (i) costs associated with transitioning our dealerships to DealerTrack’s Arkona dealer management system, (ii) restructuring costs consisting of severance and retention expenses related to the relocation of our corporate headquarters and the elimination of our regional management structure; and the acceleration of lease costs associated with our former New York office in the third quarter of 2009, (iii) the reversal of tax reserves as a result of the expiration of the statute of limitations of certain income tax liabilities, (iv) the loss on extinguishment of long-term debt as a result of our decision to terminate our credit facility with JPMorgan in September 2008, (v) a legal settlements benefit related to legal claims arising in, and before, the year 2003 and (vi) executive separation benefits in 2008 related to the departure of our former chief financial officer.

	For the Three Months Ended September 30,
	2009	2008
Non-core items – (income) expense:
Dealer management system transition costs	$1.2	$0.2
Restructuring costs	1.2	1.5
Reversal of tax reserves	(0.8)	(1.1)
Loss on extinguishment of long-term debt	—	1.7
Tax benefit of non-core items above	(0.9)	(1.4)

Total	$0.7	$0.9

Non-core items per dilutive share	$0.02	$0.03

Weighted average common shares outstanding (diluted)	33.1	32.1

	For the Nine Months Ended September 30,
	2009	2008
Non-core items – (income) expense:
Restructuring costs	$4.2	$1.8
Dealer management system transition costs	1.5	0.8
Legal settlements benefit	(1.5)	—
Reversal of tax reserve	(0.8)	(1.1)
Loss on extinguishment of long-term debt	—	1.7
Executive separation benefits expense	—	1.7
Tax benefit of non-core items above	(1.6)	(2.4)

Total	$1.8	$2.5

Non-core items per dilutive share	$0.05	$0.08

Weighted average common shares outstanding (diluted)	33.0	32.3

Asbury Automotive Group, Inc.

Summary of Debt Covenants

As of and for the Period Ended September 30, 2009

(Dollars in millions, except per vehicle data)

(Unaudited)

		Wachovia Mortgages	Credit Facilities
Senior Leverage Ratio must be < 3.00
SECURED DEBT (numerator)
+	Mortgage notes payable (including mortgages associated with assets held for sale)		$172.0
+	Borrowings under Revolving Credit Facility		—
+	Capital lease obligations		0.1
+	Interest rate SWAP obligations		—
+	Other indebtedness		0.1

=	TOTAL SECURED DEBT (ex floorplan)		$172.2

EBITDA (denominator)
+	Net Loss - trailing 12 months (“T12”)		$(356.4)
–	Losses from discontinued operations - T12		(15.2)
+	Add back Total interest expense (ex floorplan interest) - T12		40.9
+	Add back Income tax expense - T12		(145.2)
+	Add back Depreciation & amortization - T12		23.3
+	Add back Accounting changes from gain on debt repurchase		6.3
+	Add back Other non-cash charges - T12*		539.4

=	CONSOLIDATED EBITDA		123.5
+	Add back Pro forma acquisitions EBITDA (as defined)		—
+	Add back Pro forma rent savings (as defined)		—

=	CONSOLIDATED PRO FORMA EBITDA		$123.5

SENIOR LEVERAGE RATIO			1.39

*Includes impairment expenses, stock-based compensation expense, deferred finance fee amortization and swap amortization.

Fixed Charge Coverage Ratio must be > 1.2

EBITDAR (numerator)
+	Net Loss - trailing 12 months (“T12”)	$(356.4)	$(356.4)
-	Losses from discontinued operations - T12	(15.2)	(15.2)
+	Add back Total interest expense (ex floorplan) - T12	40.9	40.9
+	Add back Income tax expense - T12	(145.2)	(145.2)
+	Add back Depreciation & amortization - T12	23.3	23.3
+	Add back Accounting changes from gain on debt repurchase	6.3	6.3
+	Add back Other non-cash charges - T12 (as defined)*	546.6	539.4
+	Add back Non-recurring items - T12 (as defined)**	9.8	—

=	CONSOLIDATED EBITDA	140.5	123.5
+	PLUS Required principal payments - T12	42.3	42.3
-	LESS Capital expenditures (as defined)	(16.2)	(12.1)

=	TOTAL EARNINGS AVAILABLE FOR FIXED CHARGES	$166.6	$153.7

FIXED CHARGES (denominator)
+	Total interest expense (ex Floorplan Interest) - T12	40.9	40.9
-	LESS rest associated with convertible notes - T12	(2.0)	(2.0)
+	PLUS Required principal payments - T12	8.9	8.9
+	PLUS Rental expense - T12	42.3	42.3
-	LESS Pro forma rent savings (as defined)	—	—
+	PLUS Cash paid for taxes - T12	—	—

=	TOTAL FIXED CHARGES	$90.1	$90.1

FIXED CHARGE COVERAGE RATIO		1.85	1.71

Current Ratio must be > 1.2
Total current assets (numerator)
+	Total current assets	$700.6	$700.6
+	PLUS Available unused commitments under Revolving Credit Facility	125.0	130.8

=	TOTAL CURRENT ASSETS	$825.6	$831.4

Total current liabilities (denominator)
+	Total current liabilities	$478.1	$478.1
-	LESS Debt balloon payments due within 6-12 months	—	—

=	TOTAL CURRENT LIABILITIES	$478.1	$478.1

CURRENT RATIO		1.73	1.74

Adjusted Net Worth must be > $350 million
	Stockholders’ equity	$241.0
-	LESS 50% of net income subsequent to September 30, 2008 (to the extent net income is positive)	—
-	LESS Proceeds from stock option exercises subsequent to September 30, 2008	(0.1)
+	ADD Impairment expenses, net of tax	383.0

=	ADJUSTED NET WORTH	$623.9

*	Includes impairment expenses, stock-based compensation expense, deferred finance fee amortization and swap amortization.
**	Includes restructuring costs and dealer management system transition costs.